Exhibit 10.16

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is dated as of _______, 2014, by and among SIGNAL GENETICS LLC, a Delaware limited liability company (the “Company”), LeBow Alpha LLLP, a Delaware limited liability limited partnership (“Alpha”), LeBow Gamma Limited Partnership, a Delaware limited partnership (“Gamma”), BSL Capital, Inc., a Nevada corporation (“BSL” and, together with Alpha, Gamma and BSL, the “Lenders”), and BENNETT S. LEBOW, an individual (“LeBow” and, together with the Lenders, the “LeBow Parties”).

WHEREAS, on December 31, 2013, the Company issued an Amended and Restated Secured Demand Promissory Note (the “Note”) in the amount of $25,000,000 to Alpha, which bears interest at an annual interest rate of 8.0%, which Note includes all of the principal and interest then owed to Alpha and the other Lenders;

WHEREAS, as of [•], 2014, the total amount of indebtedness under the Note (including principal and accrued but unpaid interest) is $[•] (the “Note Amount”);

WHEREAS, Alpha holds 10,000 Class B Units of Myeloma Health LLC, a subsidiary of the Company (the “Myeloma Units”);

WHEREAS, the Company intends to convert (the “Conversion”) from a Delaware limited liability company to a Delaware corporation (the “Corporation”) immediately prior to its initial public offering (“IPO”);

WHEREAS, the Company intends that, for U.S. federal income tax purposes, the Conversion and the IPO shall collectively qualify as an integrated transaction described in Internal Revenue Code Section 351, followed immediately by a liquidation of the Company;

WHEREAS, in connection with the Conversion and the IPO, the Lenders have agreed to exchange $[•] of the Note Amount (the “Exchange Amount”) for a number of Class C units (the “Class C Units”) of the Company to be issued to Alpha (the “Class C Exchange”), which number of Class C Units shall be equal to the Exchange Amount divided by the initial public offering price of the shares of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) to be offered and sold in the IPO, and which Class C Units shall automatically convert into an equal number of shares of Common Stock (the “Shares”), of the Corporation at the time of the Conversion, and immediately prior to the IPO;

WHEREAS, in connection with the Conversion and the IPO, Alpha has also agreed to withdraw as a member of Myeloma Health LLC and to relinquish all of its right, title and interest in and to the Myeloma Units, such that following such relinquishment the Corporation will be the sole member of Myeloma Health LLC; and

WHEREAS, it is the intention of the Company that, for U.S. federal income tax purposes, the Class C Exchange shall be treated as the Company satisfying the [Note Amount/Exchange Amount] with an amount of money equal to the fair market value of the Class C Units issued pursuant to this Agreement, as described in Section 108(e)(8) of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            ISSUE AND EXCHANGE OF SECURITIES.

1.1           Authorization of Class C Units. Prior to the Closing (as defined below), the Company shall have amended and restated its current Amended and Restated Limited Liability Company Agreement, as amended (the “Operating Agreement, and as further amended and restated as contemplated herein, the “New Operating Agreement”) to authorize a new class of units of the Company to be designated the “Class C Units” and shall have authorized the Class C Exchange and the Conversion, pursuant to which the Class C Units shall be automatically converted into the Shares.

1.2           Exchange and Issuance of Class C Units. The LeBow Parties agree to exchange the Exchange Amount for the Class C Units to be issued to Alpha and the Company agrees to issue to Alpha the Class C Units in exchange for the Exchange Amount.

2.            CLOSING; DELIVERY.

2.1           Closing. The Class C Units shall be issued to Alpha immediately after the pricing of the IPO and immediately prior to the execution of the Underwriting Agreement as part of the Class C Exchange and immediately thereafter exchanged for the Shares upon the Conversion on the date hereof (the “Closing”).

2.2           Cancellation and Conversion; Delivery. At the Closing, the Lenders shall deliver to the Company the Note, which shall be cancelled and all obligations thereunder shall be released and discharged, and the Company shall deliver the Shares to Alpha and, at the Company’s discretion, either (i) a new Secured Demand Promissory Note for a principal amount equal to the difference between the Note Amount and the Exchange Amount (the “Debt Balance Amount”) or (ii) preferred stock of the Corporation, par value $0.01 per share, with a liquidation preference equal to the Debt Balance Amount (the “Preferred Stock”).

2.3           Myeloma Units. At the Closing, Alpha shall deliver to the Company any certificate(s) representing the Myeloma Units.

3.            REPRESENTATIONS AND WARRANTIES OF THE LEBOW PARTIES. Each of the LeBow Parties makes the following representations and warranties as of the date hereof:

3.1           Requisite Power and Authority. Each of the LeBow Parties has all of the necessary power, authority and capacity under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All actions on the part of the LeBow Parties required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of the LeBow Parties, enforceable in accordance with its terms.

3.2           Investment Representations. The LeBow Parties understand that neither the Class C Units to be issued in the Class C Exchange nor the Shares into which the Class C Units shall be automatically converted at the time of the Conversion nor any Preferred Stock that may be issued to Alpha hereunder in exchange for the Debt Balance Amount (collectively referred to hereinafter interchangeably as the “Securities”), have been registered under the Securities Act of 1933, as amended (the “Act”). The LeBow Parties also understand that the Securities are being offered and exchanged pursuant to an exemption from registration contained in the Act based in part upon his representations provided in this Agreement. The LeBow Parties hereby represent and warrant as follows:

3.2.1           Acquisition Entirely for Own Account. Alpha is acquiring the Securities for its own account, for investment only, not as nominee or agent, and not with a view to the resale or distribution of any part thereof, and Alpha has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the LeBow Parties further represents that they do not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

3.2.2           Disclosure of Information. The LeBow Parties have received all of the information they consider necessary or appropriate for deciding whether to exchange the Exchange Amount in consideration for the Securities. The LeBow Parties further represent that they have had an opportunity to discuss the Company’s business, management and financial affairs (including without limitation its currently anticipated requirement for capital) with the Company and to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and have concluded that such terms and conditions are fair to the LeBow Parties.

3.2.3           Ability to Bear Economic Risk. The LeBow Parties have such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company (and the Corporation following the Conversion) and has the capacity to protect his own interests in connection with the transactions contemplated in this Agreement. In determining whether to make the Class C Exchange, the LeBow Parties have relied solely on their own knowledge and understanding of the Company and its business based upon his own due diligence investigations and the information furnished by the Company to him. The LeBow Parties understands that Alpha must bear the economic risk of the Class C Exchange indefinitely unless the Securities are registered pursuant to the Act, or an exemption from registration is available. The LeBow Parties understand that the Company has no present intention of registering the Securities. The LeBow Parties also understand that there is no assurance that any exemption from registration under the Act will be available and that, even if available, such exemption may not allow Alpha to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times Alpha might propose. Further, the LeBow Parties are not aware of any publication or any advertisement in connection with the transactions contemplated in this Agreement.

3.2.4           Restricted Securities. The LeBow Parties understand that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Act, or an exemption therefrom, and that in the absence of an effective registration statement covering the offer and sale of the Securities or an available exemption from registration under the Act, the Securities must be held indefinitely. In particular, the LeBow Parties are aware of the provisions of Rule 144 promulgated under the Act and that the Securities may not be sold pursuant to Rule 144 unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of certain current information to the public about the Company.

3.2.5           Accredited Investor. Alpha is an “accredited investor” as such term is defined in Rule 501 of Regulation D under the Act.

3.2.6           Counsel. The LeBow Parties acknowledge that they have had the opportunity to review this Agreement, and the transactions contemplated by this Agreement, with their own legal counsel. The LeBow Parties are relying solely on such counsel and not on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement.

3.2.7           Tax Advisors. The LeBow Parties have reviewed with their own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, the LeBow Parties rely solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The LeBow Parties understand that they (and not the Company) shall be responsible for their own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

3.3           Representations Related to Myeloma Units. Alpha represents and warrants that the Myeloma Units are owned solely by it, free and clear of any and all liens, encumbrances, pledges, mortgages, hypothecations, assignments, preferences, covenants, conditional sales, leases, security interests, claims, charges, assessments, options, rights of first refusal, transfer or voting restrictions or any other restrictions of any kind or nature whatsoever. The Myeloma Units constitute 100% of the economic or other interests in Myeloma Health LLC owned by Alpha or in which Alpha has any interest.

4.            REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company makes the following representations and warranties as of the date hereof:

4.1           Organization and Standing. The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. The Company and each direct or indirect subsidiary of the Company has all requisite power and authority to carry out their respective businesses as presently conducted and proposed to be conducted.

4.2           Authorization. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite action and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

4.3           Compliance. The Company is not in violation or default of any term of its Certificate of Formation or its Operating Agreement. The execution, delivery, and performance of and compliance with this Agreement, and the issuance and exchange of the Securities pursuant hereto will not, with or without the passage of time or giving of notice, result in any violation of, or be in conflict with or constitute a default under any term of the Certificate of Formation, the Operating Agreement or the New Operating Agreement, or result in the creation or imposition of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

4.4           Capitalization. All of the outstanding units of the Company have been duly authorized, validly issued and fully paid and are not subject to any preemptive right, right of first refusal or similar right on the part of the Company or any other person and all such capital stock has been (or will have been) offered, issued and sold in all material respects in accordance with all applicable laws. The Securities, when issued in accordance with the terms of this Agreement, shall be duly authorized, validly issued, fully paid and non-assessable.

5.            MISCELLANEOUS.

5.1           Legend. Any certificate representing the Securities shall bear an appropriate legend indicating that such Securities are “restricted securities” for purposes of the Securities Act of 1933, as amended, and subject to restrictions on transfer.

5.2           Survival of Warranties. The warranties and representations of the Company and LeBow Parties made herein shall survive the execution and delivery of this Agreement and the closing of the transaction contemplated hereby and shall in no way be affected by any investigation or lack of investigation of the subject matter thereof made by or on behalf of LeBow Parties or the Company.

5.3           Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

5.4           Notice. All notices, requests, consents, claims, demands, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been given: (a) when delivered by hand; (b) when received by the addressee if sent by overnight courier; (c) on the date sent by facsimile or e-mail if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address as set forth on the signature pages hereto, or as subsequently modified by written notice.

5.5           Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

5.6           Governing Law. All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule.

5.7           Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

5.8           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and the year first written.

SIGNAL GENETICS LLC

By:
Name: Samuel D. Riccitelli
Title: President and CEO

BENNETT S. LEBOW

LeBow Alpha LLLP

By:
Name: Bennett S. LeBow

LeBow Gamma Limited Partnership

By:
Name: Bennett S. LeBow

BSL Capital, Inc.

By:
Name: Bennett S. LeBow

[Signal Genetics LLC Exchange Agreement]